SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  January 27, 1998

SONAT INC.
(Exact name of registrant as specified in its charter)

Delaware                1-7179                   63-0647939
(State of               (Commission              (IRS Employer
Incorporation)          File Number)             Identification No.)

AmSouth-Sonat Tower,
Birmingham, Alabama                              35203
(Address of Principal Executive Offices)         (Zip code)

Registrant's telephone number, including area code:
(205) 325-3800

Item 5.    Other Events

On January 27, 1998, Sonat Inc. (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $100,000,000 aggregate principal amount of its 6 5/8% Notes due February 1, 2008 (the "Notes"), registered under its Registration Statement on Form S-3 (No. 33-62166) (the "Registration Statement"). The Notes will be issued under the Indenture dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as Trustee, in the form of Exhibit 4-(1) hereto, as supplemented by the First Supplemental Indenture dated as of June 1, 1995, in the form of Exhibit 4-(2) hereto.

Item 7.    Financial Statements, Pro Forma
           Financial Information and Exhibits

The Index to Exhibits to this Report is incorporated herein by reference.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SONAT INC.


                                           By:    /s/ James E. Moylan, Jr.
                                                  ------------------------------
                                           Name:  James E. Moylan, Jr.
                                           Title: Senior Vice President and
                                                    Chief Financial Officer

Dated:  January 29, 1998

                                   SONAT INC.
                           CURRENT REPORT ON FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.           Exhibit

1.* Form of Underwriting Agreement, dated January 27, 1998, which incorporates the Underwriting Agreement Standard
                      Provisions, dated September 25, 1997, filed as Exhibit 1 to the Form 8-K of Sonat Inc. dated September 25, 1997.

4-(1) Indenture, dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, formerly known as Chemical
                      Bank,  successor by merger to Manufacturers  Hanover Trust
                      Company,  Trustee,  incorporated by reference  herein from
                      Exhibit 4-(1) to Registration Statement No. 33-5947

4-(2) First Supplemental Indenture, dated as of June 1, 1995, between the Company and the Trustee, incorporated by reference herein from Exhibit 4-(1) to Form 8-K of Sonat
                      Inc. dated June 6, 1995

4-(3)*                Form of Note


---------
*  Filed herewith.